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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 14, 2002 (August 14, 2002)
(Date of Report (date of earliest event reported))

PHH Corporation
(Exact name of Registrant as specified in its charter)

Commission File No. 1-7797

Maryland (State or other jurisdiction of incorporation or organization)	52-0551284 (I.R.S. Employer Identification Number)
1 Campus Drive Parsippany, New Jersey (Address of principal executive office)	07054 (Zip Code)

(973) 428-9700
(Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

        Except as expressly indicated or unless the context otherwise requires, "PHH", "we", "our", or "us" means PHH Corporation, a Maryland corporation, and its subsidiaries.

        On August 14, 2002, our President, Richard A. Smith, and our Chief Financial Officer, Duncan H. Cocroft, executed and filed the statements required by Section 906 of the Sarbanes-Oxley Act.

        A copy of the certification of Messers. Smith and Cocroft is attached as Exhibit 99 to this Form 8-K and is incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By:	/s/ Eric Bock Eric Bock Executive Vice President—Law and Corporate Secretary

Date: August 14, 2002

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Certifications signed by Messers. Smith and Cocroft under the Sarbanes-Oxley Act pursuant to Section 906 of Sarbanes-Oxley Act.

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  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX